UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2002

                                                            ALLTEL CORPORATION
(Exact name of registrant as specified in its charter)

     Delaware                                                              1-4996                                                      34-0868285
(State or other jurisdiction of                      (Commission File Number)                                  (I.R.S. Employer
   incorporation or organization)                                                                                              Identification No.)

       One Allied Drive, Little Rock, Arkansas                                                                                          72202
     (Address of principal executive offices)                                                                                          (Zip Code)

     Registrant's telephone number, including area code                                                                  (501) 905-8000

                                                                              Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

As of January 1, 2002, ALLTEL Corporation ("ALLTEL" or the "Company") changed its business segment reporting presentation by reclassifying the operating units of its emerging communications businesses to better align its financial reporting with the Company's business segment mix and to provide clear comparisons to other communications companies within ALLTEL's peer group. In accordance with SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information", ALLTEL has restated all previously reported segment information to conform to the new financial reporting presentation.

Under the new reporting presentation, ALLTEL's competitive local exchange operations ("CLEC") and internet access operations have been combined and reported as part of the wireline business segment. All other segments, which include long-distance and network management services, communications products and directory publishing, have been reported together under a new segment classification entitled "Communications Support Services." In addition, ALLTEL's information services segment no longer includes services provided to ALLTEL affiliates. These affiliate transactions have been reported in the corresponding communications segments, and accordingly, information services operating results only reflect ALLTEL's financial services business and non-affiliated telecommunications operations.

These reclassifications did not affect previously reported consolidated operating income, net income or earnings per share of ALLTEL. Consolidated revenues and sales for prior periods were reduced as a result of reclassifying information services revenues previously billed to the wireline operations that were not eliminated pursuant to SFAS No. 71 "Accounting for the Effects of Certain Types of Regulation".

As of January 1, 2002, the Company also changed to a gross basis the reporting presentation for reimbursements of out-of-pocket expenses received from customers under terms of its information services agreements in accordance with Emerging Issues Task Force Topic D-103. Previously, the Company netted these reimbursements against expenses incurred to provide data processing and consulting services and included the net amount in operations expense. Prior period revenue and expense information has been reclassified to conform to the new reporting presentation. This change does not affect previously reported operating income or net income of the Company.

On April 25, 2002, ALLTEL issued a Press Release announcing the Company's first quarter 2002 unaudited consolidated results of operations reflecting the new financial reporting presentation. A copy of the Press Release is attached hereto as Exhibit 99(a) and made a part of this filing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

        99(a)     Press Release, dated April 25, 2002 of ALLTEL Corporation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            ALLTEL CORPORATION
(Registrant)

                             By: /s/ Jeffery R. Gardner
Jeffery R. Gardner
Senior Vice President - Chief Financial Officer
(Principal Financial Officer)
April 25, 2002

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99(a)	Press Release, dated April 25, 2002 of ALLTEL Corporation.

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